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                                                                    EXHIBIT 32.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                      CODE)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the registrant certifies, to the best of his or her knowledge, that the registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: August 9, 2004                /s/ Kenneth I. Moch
                                     -------------------------------------------
                                     Kenneth I. Moch
                                     President and Chief Executive Officer

Dated: August 9, 2004                /s/ Elizabeth A. O'Dell
                                     -------------------------------------------
                                     Elizabeth A. O'Dell
                                     Vice President, Finance
                                     Secretary and Treasurer